Investments in Joint Ventures	12 Months Ended
Dec. 31, 2018
Investments in Joint Ventures [Abstract]
INVESTMENTS IN JOINT VENTURES

NOTE 6:- INVESTMENTS IN JOINT VENTURES

The Group has the following interest in the joint ventures, as at December 31, 2018 and 2017:

		Interest of holding (percentage) as at December 31,
Company name	Country	2018	2017

EPI	Cyprus	50%	50%
Kochi	India	50%	50%

The movement in equity accounted investees (in aggregation) was as follows:

2018

Balance as at 1 January	5,592
Initial recognition (see Note 19)	77,048
Effect of movements in exchange rates	(209)

Balance as at 31 December	82,431

a.	Investment in EPI:

1.	From 31 December 2018 onwards, the Company accounts for its investment in EPI using the equity method. See Note 19 with respect of details of the loss of control on EPI.

The Company and PC each holds 47.5% of the shares of of Elbit Plaza India Real Estate Holdings Limited (“EPI”) which holds plots in Bangalore and Chennai, India (see section 2 below). The remaining 5% equity rights are held by the Company’s former Executive Vice Chairman (VC) of the Board. The VC Shares shall not be entitled to receive any distributions or payment from the EPI until the Group’s investments (principal and interest calculated in accordance with a mechanism provided for in the agreement) in EPI have been fully repaid. The Company and PC each have the right to appoint 50% of the board members of EPI.

The summarized financial information of EPI is as follows:

2018

Current assets	8,415
Trading properties-non current	199,213
Other current liabilities	(53,532)

Net assets (100%)	154,096

Carrying amount of interest in joint venture (50%)	77,048

2018

Reverse of write-downs	13,831
Other expenses	(1,110)

Total net profit and comprehensive income (100%)	12,721

Total results from investee (50%)	6,361

2.	Additional information in respect of trading property in India:

The following information relates to trading property held by Elbit-Plaza India Real Estate Holding Limited (“EPI”), the total amount of which as of December 31, 2018, amounts to NIS 199 million.

a)	Chennai, India:

In December 2007, EPI executed agreements for the establishment of a special purpose vehicle (“Chennai Project SPV”) together with a local developer in Chennai (“Local Partner”). The Chennai Project SPV acquired 74.73 acres of land situated in the Sipcot Hi-Tech Park in Siruseri District in Chennai (“Property”).

On September 16, 2015, EPI has obtained a backstop commitment from the Local Partner for the purchase of its 80% shareholding in the Chennai SPV by January 15, 2016, for a net consideration of approximately INR 161.7 Crores (NIS 87 million). Since the Local Partner had breached its commitment, EPI exercised its rights and forfeited the Local Partner’s 20% holdings in the Chennai Project SPV. Accordingly, as of the balance sheet date EPI has 100% of the equity and voting rights in the Chennai Project SPV.

During 2016, Chennai Project SPV has signed a Joint Development Agreement with a local developer (“Developer” and “JDA”, respectively) with respect to the Property.

Under the terms of the JDA, the Chennai Project SPV granted the property development rights to the Developer” who shall bear full responsibility for all of the project costs and liabilities, as well as for the marketing of the scheme. The JDA also stipulates specific project milestones, timelines and minimum sale prices.

The JDA may be terminated in the event that the required governmental approvals for establishment of access road to the Property has not been achieved within 12 (twelve) months period from the execution date of the JDA. The required approvals have not yet been obtained at the target date. Upon such termination, the Developer shall be entitled to the refund of the relevant amounts paid as Refundable Deposit and any other cost related to such access road or the title over the Property.

On July 5, 2018 EPI signed a term sheet (“Term Sheet”) with the Developer for the sale of the Property for a total consideration of approximately Euro 13.2 million (INR 1,060 million). The closing of the transaction was expected in February 2019. As the transaction was not completed the Term Sheet was terminated by EPI.

In February 2019 the Chennai Project SPV issued notice to Developer terminating the JDA due to its failure to obtain the access road. The said termination of JDA has been disputed by the Developer. Therefore, the Chennai Project SPV has initiated arbitration proceeding against the developer in accordance with the Arbitration Rules of the Singapore International Arbitration Centre, in accordance with the JDA Agreement to protect its rights.

Net realizable value measurement of Chennai project:

The valuation of the property is based on the comparable method. As for December 31, 2018 and 2017 the Group measured the net realizable value of the project which was INR 1,351 million (NIS 73 million);

The following main parameters have been considered to arrive at the land value of the subject property:

Parameter	Premium (Discount)

Applicable Land Value INR million/acre	18.08
Discount for shape and contiguity	-20%
Additional cost to be incurred at the site due to illegal excavation	-5%
Total discount on account	-58%

2.	Additional information in respect of trading property in India:

b)	Bangalore:

In March, 2008 EPI entered into a share subscription and framework agreement (the “Agreement”), with a third-party local developer (the “Partner”), and a wholly owned Indian subsidiary of EPI which was designated for this purpose (“SPV”), to acquire together with the Partner, through the SPV, up to 440 acres of land in Bangalore, India (the “Project”) in certain phases as set forth in the Agreement. As of December 31, 2018, the Partner has surrendered sale deeds to the SPV for approximately 54 acres (the “Plot”). In addition, under the Agreement the Partner has also been granted with 10% undivided interest in the Plot and have also signed a Joint Development Agreement with the SPV in respect of the Plot.

On December 2, 2015 EPI has signed an agreement to sell 100% of its interest in the SPV to the Partner (the “Sale Agreement”). The total consideration upon completion of the transaction was INR 321 million crores (approximately EUR 40.2 million) which should have been paid no later than September 30, 2016 (“Long Stop Date”). On November 15, 2016, the Partner informed EPI that it will not be able to execute the advance payments.

As a result of the foregoing, EPI has received from the escrow agent the sale deeds in respect of additional 8.7 acres (the “Additional Property”) which has been mortgaged by the Partner in favor of the SPV in order to secure the completion of the transaction on the Long Stop Date. The Additional Property has not yet been registered in favor of the SPV. In addition, as per the Sale Agreement, the Company took actions in order to get full separation from the Partner with respect to the Plot and specifically the execution of the sale deed with respect of the 10% undivided interest, all as agreed in the Sale Agreement.

As a result of the failure of the Partner to complete the transaction under the Sale Agreement and in accordance with the provisions thereto, EPI has 100% control over the SPV and the partner is no longer entitled to receive the 50% shareholding.

New payment structure for sale of Project in Bangalore, India:

In June 2017, EPI signed a revised sale agreement with the former partner (the “Purchaser”).

The Purchaser and EPI have agreed that the purchase price will be amended to INR 338 Crores (approximately Euro 42.4 million) instead of the INR 321 Crores (approximately Euro 40.2 million) agreed in the previous agreement. As part of the agreement, INR 110 Crores (approximately Euro 13.8 million) were supposed to be paid by the Purchaser in instalments until the Final Closing. The Final Closing was scheduled on September 1, 2018, when the final instalment of INR 228 Crores (approximately Euro 29.8 million) were supposed to be paid to EPI.

In January 2018, the Purchaser has notified EPI that due to a proposed zoning change (initiated by the Indian authorities) which could potentially impact the development of the land, all remaining payments under the Agreement will be stopped until a mutually acceptable solution is reached on this matter. EPI has rejected the Purchaser’s claims, having no relevance to the existing Agreement, and started to evaluate its legal options. INR 46 Crores (approximately EUR 6.06 million) were paid till March 2018.

In March 2018, the Company signed an amended revised agreement as follows: the Purchaser and EPI have agreed that the total purchase price shall be increased to INR 350 Crores (approximately EUR 44.5 million); the Final Closing will take place on 31 August 2019 when the final installment of circa INR 212 Crores (approximately EUR 26.9 million) will be paid to EPI against the transfer of the outstanding share capital of the SPV.

If the Purchaser defaults before the Final Closing, EPI is entitled to forfeit all amounts paid to date by the Purchaser as stipulated in the revised agreement. All other existing securities granted to EPI under the previous agreements will remain in place until the Final Closing.

On February 4, 2019 the Company announced that the Purchaser defaults on payments and that EPI is considering all legal measures available to it to protect its interest.

During March 2019, the Company announced that the Purchaser has further paid to EPI INR 9.25 cores (approximately EUR 1.15 million).

During April 2019 EPI has reached an understandings with the purchaser according to which:

(i) the closing date for the transaction will be extended to November 2019 (instead of August 2019) (the “Closing Date”); and (ii) the consideration will be increased to approximately €45.64 (INR 356 crores) (instead of INR 350 crores) (the “Consideration”). The Closing Date can be further extended to August 2020, subject to mutually agreed payment terms.

As for the approval date of the financial reporting the purchaser paid in total INR 80 crores (approximately EUR 10.26 million) against INR 90 crores (approximately EUR 11.5 million) that was supposed to be paid by end of April 2019 according to mutual understating. The Company part out of total consideration is 50%.

On May 13, 2019, the Company announced that the Purchaser defaulted on payments of INR 10 crores (approximately EUR 1.27 million) according to the new understandings signed on April 2019.

EPI has initiated legal process to protect its interest while it continues to negotiate with the Purchaser for payment of the amount due.

Environmental update on Bangalore project - India:

On May 4, 2016, the National Green Tribunal (“NGT”), an Indian governmental tribunal established for dealing with cases relating to the environment, passed general directions with respect to areas that should be treated as “no construction zones” due to its proximity to water reservoirs and water drains (“Order”). The restrictions in respect of the “no construction zone” are applicable to all construction projects.

The government of Karnataka had been directed to incorporate the above conditions in respect of all construction projects in the city of Bangalore including the Company’s project which is adjacent to the Varthur Lake and have several storm-water crossing it.

An appeal was filed before the Supreme Court of India against the Order. On March 2019, the Supreme Court has set aside the Order thereby restoring the position as it existed before the Order was passed by NGT.

Net realizable value measurement of Bangalore project

As for December 31, 2018 and 2017 the Group measured the net realizable value of the project. The net realizable value of the project is INR 235 crores (approximately EUR 29.5 million); (2017 - INR 209.1 crores million approximately EUR 27.4). The plot in Bangalore is still in land stage and therefore the value of the plot has been derived using land comparable method. The valuation of the property reflects the interest that the partner still holds in the plot (10% as described above), the size of the plot and the non-contiguous land parcel. The local authorities have proposed a revised master plan for Bangalore under which it is proposed to change certain regulations pertaining to zoning of the plot which if given effect might adversely affect the development prospects on the plot. The Company being aggrieved by the proposed change was entitled to and has filed the necessary objections with the concerned authorities and believes that the current zoning regulations will be maintained. Management believes that the current discount rate used towards this end is an appropriate estimation in the current circumstances.

The following main parameters have been considered to arrive at the land value of the subject property by land sale comparison method:

Parameter	Premium (Discount)

Applicable land value (INR Mn/acre)	96
Discount on account of Revised Master Plan 2015 Buffer zone norms (%)	-25%
Presence of minority shareholder	-20%
Discount on account of possible change in zoning (open space/parks)	-25%

b.	Investment in joint venture held in Kochi, India:

The Company has rights under certain share subsection agreement to hold 50% shareholding in Indian SPV (“Project SPV”). The Project SPV has entered into an agreement for the purchase of a land located in Kochi, India according to which it has acquired 13 acres (“Property A”) for a total consideration of INR 1,495 million (NIS 80 million) payable subject to fulfilment of certain obligations and conditions by the seller. Up to the balance sheet date the Project SPV has paid INR 720 million (NIS 40 million) to the seller in consideration for the transfer of title in Property A to the Project SPV. The Company’s share in such acquisition amounts to approximately NIS 20 million.

On April 1, 2019, the Company has sold its entire interest in the Project SPV and received USD 0.72 million, i.e., 50% out of the total consideration of USD 1.4 million. The remaining 50% will be paid to the Company in the beginning of 2020.

c.	Aggregate information of joint ventures that are not individually material:

	December 31
	2018	2017
	NIS in thousands

The Group’s share of total comprehensive los	(208)	-
Aggregate carrying amount of the Group’s interests in these joint ventures	5,383	5,592